As filed with the Securities and Exchange Commission on February 7, 2014

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22072

The Cushing MLP Total Return Fund

(Exact name of registrant as specified in charter)

8117 Preston Road, Suite 440, Dallas, TX 75225

(Address of principal executive offices) (Zip code)

Jerry V. Swank

8117 Preston Road, Suite 440, Dallas, TX 75225

(Name and address of agent for service)

214-692-6334

Registrant’s telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2013

Item 1. Reports to Stockholders.

1

Annual Report

November 30, 2013

THE CUSHING® MLP TOTAL RETURN FUND

Investment Adviser Cushing® MLP Asset Management, LP 8117 Preston Road Suite 440 Dallas, TX 75225 (214) 692-6334 (888) 777-2346 www.cushingcef.com www.swankcapital.com

The Cushing® MLP Total Return Fund

Shareholder Letter

Dear Fellow Shareholders,

As we discuss in detail below, the Cushing® MLP Total Return Fund (“SRV” or “the Fund”) ended its fiscal year with positive performance. The master limited partnership (MLP) market specifically benefited from robust capital flows into the sector and continued positive business fundamentals.

In particular, the Fund benefited from overweight positions in the Natural Gas Gatherers and Processors, Crude Oil and Refined Products and Large Capitalization Diversified subsectors. For the Natural Gas Gatherers and Processors segment, we seek to own MLPs that have some or all of the following characteristics: a strong management team, good assets with a competitive position in a key market or an emerging basin, predominantly fixed fee contracts and visible growth through organic projects and/or “drop-down” acquisitions. We believe the benefits of these traits more than offset the near-term headwinds from a currently challenging natural gas liquid (NGL) pricing environment.

MLPs exposed to the build-out of crude oil infrastructure continued to benefit from the U.S. energy “Renaissance.” U.S. onshore crude oil production was significant for the period, which we believe not only supported continued volume growth for crude-levered MLPs, but also provided a wealth of infrastructure investment opportunities in order to satisfy producers’ needs to get their product to market.

The Fund also had exposure to several Large Capitalization Diversified MLPs. These MLPs typically have businesses in several midstream subsectors providing diversification and expansive asset foot prints offering a variety of growth avenues. Also, their size and trading liquidity may help provide stability when markets become volatile.

Solid MLP fundamentals contributed positive performance across the board as measured by the subsector averages. However, company/subsector specific issues and heightened investor scrutiny led to increased return dispersions within each subsector, as illustrated by the chart below which, we believe, continues to underscore the importance of stock selection in the current MLP environment.

Industry Overview and Themes

Recent key themes that impacted MLPs during the period included: GP restructurings, “MLP-ification” (assets moving into MLP structures), large-scale liquefied natural gas (LNG) export project developments, natural gas pipeline conversion projects, liquefied petroleum gas (LPG) export capacity expansions, and M&A announcements (including MLP consolidation). We want to stress that while the midstream industry has continued to evolve in a dramatic fashion, what has remained the same is that shifting dynamics create both challenges and opportunities for individual MLPs (which we refer to as the “haves” and the “have-nots”).

The General Partner (GP) MLP subsector continued to grow at above-average distribution rates and several GPs took steps to unlock shareholder value. For example, ONEOK, Inc. (NYSE: OKE) is transitioning to a pure-play GP and has announced plans to separate its natural gas utility business into a new public entity. Additionally, Energy Transfer Equity, LP (NYSE: ETE) continued its “simplification” process to a more pure-play GP with 1) the close of the sale of a local distribution company (LDC) business and 2) the purchase of an interest in the GP cash flows of Sunoco Logistics Partners, LP (NYSE: SXL) in exchange for units of Energy Transfer Partners, LP (NYSE: ETP) previously held at ETE.

Larger C-corp. energy companies continue to validate the MLP structure as the preferred way to own midstream assets as well as a means to unlock the GP value for shareholders, as reflected in completed and near-term announced offerings by Western Refining Logistics LP (NYSE: WNRL), Devon Midstream Partners LP (NASDAQ: DVNM), QEP Midstream Partners LP (NYSE: QEPM), Valero Energy Partners LP (NYSE: VLP), and Arc Logistics Partners LP (NYSE: ARCX). Additionally, there were numerous announcements by other energy companies, such as Dominion Resources Inc. (NYSE: D), to either form or explore the formation of MLPs.

New shale resource development has positioned the U.S. as a growing exporter of LPG, and new LPG export projects continue to be announced and developed at a rapid pace. Typically, these projects are capable of handling propane and butane and are designed to provide pricing support for both. In general, these projects are emblematic of the trend to focus more and more on demand centers located in areas such as the Gulf Coast, where our nation’s growing supplies can better access global markets.

Large-scale projects to export LNG have received key approvals from the U.S. Department of Energy (DOE). In a recent report1, Bentek Energy forecasted 5.7 billion cubic feet per day (bcf/d) of supply from the four proposed LNG export terminals in the U.S. Southeast by 2023 from 0 bcf/d today. For example, ETP/ETE announced that the DOE granted authorization for the Lake Charles, LA facility owned by ETP/ETE to export LNG to non-free trade agreement (FTA) countries. With a planned in-service date of 2019, ETP/ETE estimate the capital expenditure for this project to exceed $10 billion.

Many midstream natural gas businesses have been addressing the rapidly changing dynamics of crude oil and natural gas supply/demand by converting legacy natural gas pipelines to other product services (like crude oil or NGLs), finding new outlets for their gas such as various growing power and industrial markets (e.g. Mexico and the U.S. Gulf Coast and Southeast), or other optimization strategies such as backhaul service (particularly heading away from the Marcellus/Utica).

MLPs have remained active with mergers and acquisitions. Due to intense competition, purchase multiples are generally not as attractive as those for organic projects; however, acquisitions can be a way for an MLP to establish or grow a foothold in a new region. Additionally, the trend of MLP consolidation, while gradual, has continued, and we see other distressed, higher yielding MLPs as potential targets.

[1]	Source: Bentek Energy, “Son of a Beast — Utica Triggers Regional Role Reversal”, October, 2013.

The MLP space as a whole has benefited from strong flows of capital into MLP-focused open-end mutual funds (OEFs), exchange traded funds (ETFs) and exchange traded notes (ETNS), although such flows declined towards the end of the year. Regardless, MLP-focused fund flows are something we continue to watch very closely. As the chart below illustrates, the relationship between MLP performance and MLP-focused fund flows is hard to deny.

Year-To-Date Alerian MLP Index (Total Return) (AMZ) Versus MLP-Focused Fund Flows

1) Source: Bloomberg.

This supply of new capital has been matched reasonably well by the demand for capital from MLPs. According to a recent report by Wells Fargo,2 MLPs raised $40.5 billion in equity and $32.4 billion in debt year-to-date. MLPs are increasingly using at-the-market offerings (ATMs), which allow companies to efficiently issue equity into the secondary market on an as/when needed basis, minimizing market disruption and partially satisfying capital funding needs. According to the Wells Fargo report, approximately $3.9 billion was raised through ATM programs year-to-date versus $1.5 billion raised in 2012. Of particular note, the asset class saw the first ten-figure raise, as Williams Partners, LP (WPZ) raised $1.2 billion in a single equity offering. In short, the capital markets remained healthy and “wide open” for the asset class.

Fund Performance and Strategy

For the twelve month period ended November 30, 2013 the Fund delivered a Net Asset Value Total Return (equal to the change in net asset value per share plus the reinvested cash distribution paid during the period) of 20.47% versus a total return of 30.30% for the S&P 500 Index (Total Return). As a reminder, the Fund is subject to fees and expenses and is taxed as a regular corporation for federal income tax purposes, while the S&P 500 Index does not include taxes, fees or expenses.

The Fund’s Share Price Total Return (equal to the change in net share price per share plus the reinvested cash distribution paid during the period) was 18.86% for the fiscal year ended November 30, 2013 and differs from the Net Asset Value Total Return due to fluctuations in the premium of share price to NAV.

[2]	Source: “MLP Monthly: December 2013.” Wells Fargo Securities Equity Research. December 5, 2013.

The largest individual contributors to the Fund’s performance for the period were Crosstex Energy LP (NASDAQ: XTEX), Targa Resources Partners LP (NYSE: NGLS), and Energy Transfer Partners LP (NYSE: ETP). XTEX benefited from a merger with Devon Energy Corporation’s (NYSE: DVN) U.S. midstream assets, while NGLS benefited from a strategic asset footprint and potential high return development projects. ETP performed well as the company resumed distribution growth and provided extensive details and potential upside from their LNG strategy. The largest detractors from the Fund’s performance were Linn Energy LLC (NASDAQ: LINE), BreitBurn Energy Partners LP (NASDAQ: BBEP), and AmeriGas Partners LP (NYSE: APU). Both LINE and BBEP were hurt by an overall downturn in the upstream MLP subsector caused by accounting concerns over maintenance capital expenditures and hedging. APU is a retail propane MLP that struggled due to warmer than normal weather impacting the peak heating season.

The Fund’s investment strategy focuses on holding core positions in higher yielding MLPs with stable business models and long-term growth prospects. We also work diligently to optimize the use of leverage for additional income and total return potential. This involves leveraging investments in MLPs and energy debt instruments when the probabilities of positive total return are deemed to be skewed favorably. As the prices of the Fund’s investments increase or decline, there is a risk that the impact to the Fund’s NAV and total return will be negatively impacted by leverage, but this strategy is designed to have a positive impact over the longer term. Although not a predictor of future performance, we note that the Fund’s quarterly distribution has been stable at $0.225 per share for last 20 consecutive quarters.

Closing

In summary, the MLP industry has continued to grow, mature and evolve and at a rapid pace. As an example of how much the industry is changing, in a recent Bentek Energy article3, the author noted, “These market changes, particularly the role reversals of the U.S. Northeast and Southeast regions, will require a widespread repurposing of the nation’s pipeline grid, and will forcefully redirect gas flow patterns, gas prices and basis relationships.” Whether it is the Marcellus/Utica in the Northeast or the Permian basin in Texas, we believe robust production growth expands and extends the cap-ex cycle further and will result in the entire infrastructure build-out being bigger and longer than we anticipated even just two years ago. These quickly emerging themes will create opportunities and challenges for the space as a whole.

With the recent announcement by the Fed to commence quantitative easing “tapering”, equities including MLPs may experience some volatility. The focus on tapering over the summer led to market weakness, which was particularly pronounced in “defensive” stocks and interest rate sensitive equity subsectors (such as real estate investment trusts (REITs), utilities and, to a much lesser extent, MLPs), as well as investment grade and high yield bonds.

Nonetheless, we remain focused on the favorable long-term fundamental attributes of MLPs and the potential for attractive total returns based on current yield and expected distribution growth. We at Swank Capital, LLC and Cushing® MLP Asset Management, LP truly appreciate your support, and we look forward to helping you achieve your investment goals in the coming year.

[3]	Source: Bentek Energy, “Son of a Beast — Utica Triggers Regional Role Reversal”, October, 2013.

Sincerely,

Jerry V. Swank Chairman and Chief Executive Officer	Daniel L. Spears President

The information in this report is not a complete analysis of every aspect of any market, sector, industry, security or the Fund itself. Statements of fact are from sources considered reliable, but the Fund makes no representation or warranty as to their completeness or accuracy. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Past performance does not guarantee future results. Investment return, net asset value and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Since the Fund is a closed-end management investment company, shares of the Fund may trade at a discount or premium from net asset value. This characteristic is separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below net asset value. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

An investment in the Fund involves risks. The Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund will invest in Master Limited Partnerships (MLPs), which concentrate investments in the natural resource sector and are subject to the risks of energy prices and demand and the volatility of commodity investments. Damage to facilities and infrastructure of MLPs may significantly affect the value of an investment and may incur environmental costs and liabilities due to the nature of their business. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. MLPs are subject to certain risks inherent in the structure of MLPs, including complex tax structure risks, the limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates. There is a risk to the future viability of the ongoing operation of MLPs that return investor’s capital in the form of distributions.

The Fund is organized as a “C” corporation and is subject to U.S. federal income tax on its taxable income at the corporate tax rate (currently as high as 35%) as well as state and local income taxes. The potential tax benefits of investing in MLPs depend on them being treated as partnerships for federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation at the entity level, reducing the amount of cash available for distribution to the Fund which could result in a reduction of the Fund’s value.

The Fund accrues deferred income taxes for future tax liabilities associated with the portion of MLP distributions considered to be a tax-deferred return of capital and for any net operating gains as well as capital appreciation of its investments. This deferred tax liability is reflected in the daily NAV and as a result the Fund’s after-tax performance could differ significantly from the underlying assets even if the pre-tax performance is closely tracked.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The index does not include fees or expenses. It is not possible to invest directly in an index.

The Cushing® MLP Total Return Fund

Allocation of Portfolio Assets(1) (Unaudited)

November 30, 2013

(Expressed as a Percentage of Total Investments)

(1)	Fund holdings and sector allocations are subject to change and there is no assurance that the Fund will continue to hold any particular security.
(2)	Master Limited Partnerships and Related Companies
(3)	Common Stock
(4)	Royalty Trusts
(5)	Preferred Stock
(6)	Senior Notes

The Cushing® MLP Total Return Fund

Key Financial Data (Supplemental Unaudited Information)

The Information presented below regarding Distributable Cash Flow is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. Supplemental non-GAAP measures should be read in conjunction with our full financial statements.

	Fiscal Year Ended 11/30/13	Fiscal Year Ended 11/30/12	Fiscal Year Ended 11/30/11	Fiscal Year Ended 11/30/10	Fiscal Year Ended 11/30/09
FINANCIAL DATA
Total income from investments
Distributions received from MLPs	$25,152,972	$23,871,383	$26,479,761	$16,566,758	$8,889,886
Dividends from common stock	$2,653,615	$1,413,122	$5,976,120	$4,483,307	1,779,867
Interest	$669,582	$659,085	$1,128,473	$1,320,531	515,706
Other	$798,964	$5,061	$18,038	$0	2,740

Total income from investments	$29,275,133	$25,948,651	$33,602,392	$22,370,596	$11,188,199
Advisory fee and operating expenses
Advisory fees, less reimbursement by Advisor	$3,862,641	$4,723,818	$4,822,578	$2,467,110	$557,839
Operating expenses(a)	686,943	3,312,486	2,671,727	948,767	1,072,460
Interest and dividends	552,890	1,698,813	1,094,343	465,469	184,545
Other	8,116	0	157,090	257,274	92,421

Total advisory fees and operating expenses	$5,110,590	$9,735,117	$8,745,738	$4,138,620	$1,907,265
Distributable Cash Flow (DCF)(b)	$24,164,543	$16,213,534	$24,856,654	$18,231,976	$9,280,934
Distributions paid on common stock	$30,006,331	$29,822,349	$20,674,008	$18,332,242	$9,505,720
Distributions paid on common stock per share	$0.90	$0.90	$0.68	$0.90	$1.01
Distribution Coverage Ratio
Before advisory fee and operating expenses	1.0 x	0.9 x	1.6 x	1.2 x	1.2 x
After advisory fee and operating expenses	0.8 x	0.5 x	1.2 x	1.0 x	1.0 x
OTHER FUND DATA (end of period)
Total Assets, end of period	329,717,559	257,548,780	370,416,553	293,125,989	98,339,592
Unrealized appreciation, net of income taxes	17,896,838	979,250	9,253,059	67,183,214	20,880,742
Short-term borrowings	72,950,000	36,300,000	72,800,000	69,800,000	29,900,000
Short-term borrowings as a percent of total assets	22%	14%	20%	24%	30%
Net Assets, end of period	233,619,616	220,020,922	255,747,023	208,002,375	64,511,402
Net Asset Value per common share	$6.98	$6.62	$7.74	$8.03	$5.74
Market Value per share	$8.09	$7.68	$9.43	$9.42	$7.37
Market Capitalization	$270,839,382	$255,417,600	$311,708,103	$244,113,742	$82,894,797
Shares Outstanding	33,478,292	33,257,500	33,054,942	25,914,410	11,247,598

(a)	Excludes expenses related to capital raising

(b)

"Net Investment Income, before Income Taxes" on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow: increased by the return of capital on MLP distributions and offering expenses.

The Cushing® MLP Total Return Fund

Schedule of Investments	November 30, 2013

COMMON STOCK — 8.8%(1)	Shares	Fair Value
Large Cap Diversified — 8.8%(1)
Bermuda — 3.0%(1)
Seadrill Limited	165,000	$7,047,150

United States — 5.8%(1)
Williams Companies, Inc.	200,000	7,044,000
Targa Resources Corp.(2)	79,600	6,454,764

Total Common Stock (Cost $19,313,492)		$20,545,914

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — 115.6%(1)
Coal — 6.9%(1)
United States — 6.9%(1)
Alliance Resources Partners, L.P.(2)	64,000	$4,689,280
Natural Resource Partners, L.P.(2)	572,900	11,509,561

		16,198,841

Crude Oil & Refined Products — 7.0%(1)
United States — 7.0%(1)
Blueknight Energy Partners, L.P.	216,778	1,996,525
Buckeye Partners, L.P.(2)	101,400	6,904,326
NuStar Energy, L.P.(2)	113,900	6,076,565
Sprague Resources, L.P.	85,000	1,464,550

		16,441,966

General Partnerships — 4.7%(1)
United States — 4.7%(1)
Atlas Energy, L.P.	55,000	2,440,900
Energy Transfer Equity, L.P.	64,700	4,837,619
NuStar GP Holdings, LLC	118,100	3,616,222

		10,894,741

Large Cap Diversified — 20.7%(1)
United States — 20.7%(1)
Enbridge Energy Management LLC(3)(4)	1	25
Enbridge Energy Partners, L.P.(2)	393,600	11,843,424
Energy Transfer Partners, L.P.(2)	289,188	15,662,422
Kinder Morgan Management, LLC(2)(4)	116,561	8,925,039
Williams Partners, L.P.	230,800	11,860,812

		48,291,722

Natural Gas Gatherers & Processors — 30.2%(1)
United States — 30.2%(1)
Atlas Pipeline Partners, L.P.(2)	249,000	8,705,040
Crestwood Midstream Partners, L.P.	427,440	9,677,242
Crosstex Energy, L.P.(2)	380,400	10,133,856
DCP Midstream Partners, L.P.	135,000	6,504,300
MarkWest Energy Partners, L.P.(2)	55,900	3,861,013
PVR Partners, L.P.(2)	509,900	12,594,530
Regency Energy Partners, L.P.(2)	343,400	8,372,092
Targa Resources Partners, L.P.(2)	210,400	10,740,920

		70,588,993

Natural Gas Transportation & Storage — 10.5%(1)
United States — 10.5%(1)
Boardwalk Pipeline Partners, L.P.(2)	335,800	8,844,972
El Paso Pipeline Partners, L.P.(2)	138,000	5,738,040
Niska Gas Storage Partners, LLC	199,600	3,035,916
TC Pipelines, L.P.(2)	142,800	6,997,200

		24,616,128

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Schedule of Investments	November 30, 2013 — (Continued)

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — (Continued)	Shares	Fair Value
Other — 3.3%(1)
United States — 3.3%(1)
Calumet Specialty Products Partners, L.P.(2)	116,800	$3,339,312
Exterran Partners, L.P.	157,400	4,380,442

		7,719,754

Propane — 6.0%(1)
United States — 6.0%(1)
Ferrellgas Partners, L.P.	133,000	3,251,850
NGL Energy Partners, L.P.(2)	185,600	6,028,288
NGL Energy Partners, L.P.(5)(8)	150,000	4,659,000

		13,939,138

Shipping — 8.5%(1)
Republic of the Marshall Islands — 8.5%(1)
Capital Product Partners, L.P.	1,590,111	14,247,394
Navios Maritime Partners, L.P.	330,000	5,547,300

		19,794,694

Upstream — 15.5%(1)
United States — 15.5%(1)
Atlas Resource Partners, L.P.	340,000	7,031,200
Breitburn Energy Partners, L.P.	505,000	9,549,550
Eagle Rock Energy Partners, L.P.	1,005,362	6,092,494
Legacy Reserves, L.P.(2)	253,277	6,835,946
Memorial Production Partners, L.P.	112,125	2,236,894
QR Energy, L.P.(2)	273,100	4,476,109

		36,222,193

Variable Distribution — 2.3%(1)
United States — 2.3%(1)
Emerge Energy Services, L.P.	32,700	1,306,038
Northern Tier Energy, L.P.	160,000	4,064,000

		5,370,038

Total Master Limited Partnerships and Related Companies (Cost $255,579,626)		$270,078,208

ROYALTY TRUSTS — 0.9%(1)
Natural Gas Gatherers & Processors — 0.9%(1)
United States — 0.9%(1)
SandRidge Permian Trust	165,000	$2,161,500

Total Royalty Trusts (Cost $2,334,396)		$2,161,500

PREFERRED STOCK — 3.0%(1)
Crude Oil & Refined Products — 3.0%(1)
United States — 3.0%(1)
Blueknight Energy Partners, L.P.	757,519	$6,923,724

Total Preferred Stock (Cost $4,924,522)		$6,923,724

FIXED INCOME — 3.4%(1)
Exploration & Production — 2.1%(1)
United States — 2.1%(1)
Denbury Resources, Inc., 4.625%, due 07/15/2023	2,000,000	$1,815,000
Oasis Petroleum, Inc., 6.875%, due 03/15/2022(6)	500,000	540,000
Rosetta Resources, Inc., 5.625%, due 05/01/2021	2,000,000	2,017,500
Sanchez Energy Corp., 7.750%, due 06/15/2021(6)	500,000	513,750

		4,886,250

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Schedule of Investments	November 30, 2013 — (Continued)

FIXED INCOME — (Continued)	Shares	Fair Value
Refining & Marketing — 1.3%(1)
United States — 1.3%(1)
Western Refining, Inc., 6.250%, due 04/01/2021	3,000,000	$3,015,000

Total Fixed Income (Cost $7,667,775)		$7,901,250

SHORT-TERM INVESTMENTS — INVESTMENT COMPANIES — 0.0%(1)
United States — 0.0%(1)
AIM Short-Term Treasury Portfolio Fund — Institutional Class, 0.02%(7)	26,821	$26,821
Fidelity Government Portfolio Fund — Institutional Class, 0.01%(7)	26,821	26,821
Fidelity Money Market Portfolio — Institutional Class, 0.05%(7)	26,821	26,821
First American Government Obligations Fund — Class Z, 0.01%(7)	26,821	26,821
Invesco STIC Prime Portfolio, 0.06%(7)	26,821	26,821

Total Short-Term Investments (Cost $134,105)		$134,105

TOTAL INVESTMENTS — 131.7%(1) (Cost $289,953,916)		$307,744,701
Liabilities in Excess of Other Assets — (31.7)%(1)		(74,125,085)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS — 100.0%(1)		$233,619,616

SCHEDULE OF SECURITIES SOLD SHORT — (6.0)%(1)
Exchange Traded Funds — (6.0)%(1)
United States — (6.0)%(1)
Market Vectors ETF Trust Oil Services	(145,000)	$(7,016,550)
Energy Select Sector SPDR	(82,000)	(7,088,080)

TOTAL SECURITIES SOLD SHORT (PROCEEDS $14,210,683)		$(14,104,630)

(1)	Calculated as a percentage of net assets applicable to common stockholders.

(2)	All or a portion of these securities are held as collateral pursuant to the loan agreements.

(3)	No distribution or dividend was made during the period ended November 30, 2013. As such, it is classified as a non-income producing security as of November 30, 2013.

(4)	Security distributions are paid-in-kind.

(5)	Restricted security.

(6)	Restricted security under Rule 144A under the Securities Act of 1933, as amended.

(7)	Rate reported is the current yield as of November 30, 2013.

(8)

Fair valued by the Adviser using the Fund’s valuation procedures and subsequently ratified by the Board of Trustees. The position was acquired on November 5, 2013 at $4,438,500 and the fair value accounted for 1.99% of the Fund’s net assets as of November 30, 2013.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Statement of Assets & Liabilities

November 30, 2013

Assets
Investments, at fair value (cost $289,953,916)	$307,744,701
Cash	21,813,984
Interest receivable	100,271
Prepaid expenses and other assets	58,603

Total assets	329,717,559

Liabilities
Securities sold short, at fair value (proceeds $14,210,683)	14,104,630
Short-term borrowings	72,950,000
Payable for investments purchased	8,555,191
Payable to Adviser	315,558
Payable to Trustees	9,000
Accrued interest expense	314
Accrued expenses and other liabilities	163,250

Total liabilities	96,097,943

Net assets applicable to common stockholders	$233,619,616

Net Assets Applicable to Common Stockholders Consisting of Capital stock, $0.001 par value; 33,478,292 shares issued and outstanding (unlimited shares authorized)	$33,478
Additional paid-in capital	282,069,924
Undistributed net investment loss, net of income taxes	(42,905,202)
Accumulated realized loss, net of income taxes	(23,475,422)
Net unrealized appreciation on investments, net of income taxes	17,896,838

Net assets applicable to common stockholders	$233,619,616

Net Asset Value per common share outstanding (net assets applicable to common shares divided by common shares outstanding)	$6.98

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Statement of Operations

Fiscal Year Ended November 30, 2013

Investment Income
Distributions received from master limited partnerships	$25,152,972
Less: return of capital on distributions	(24,282,419)

Distribution income from master limited partnerships	870,553
Dividends from common stock	2,653,615
Interest income	669,582
Other income	798,964

Total Investment Income	4,992,714

Expenses
Advisory fees	3,862,641
Administrator fees	212,848
Reports to stockholders	100,750
Professional fees	74,848
Trustees’ fees	70,236
Fund accounting fees	65,108
Insurance expense	63,695
Custodian fees and expenses	36,602
Franchise tax expense	33,726
Transfer agent fees	21,864
Stock loan fees	7,266
Other expenses	8,116

Total Expenses before Interest and Dividend Expense	4,557,700

Interest expense	552,890

Net Expenses	5,110,590

Net Investment Loss, before income taxes	(117,876)
Current tax expense	(5,743,456)

Net Investment Loss	(5,861,332)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	33,738,502
Net realized loss on securities sold short	(129,726)
Net realized loss on options	(2,680,388)

Net realized gain on investments	30,928,388

Net change in unrealized appreciation of investments	16,876,622
Net change in unrealized appreciation of written call options	40,966

Net change in unrealized appreciation of investments	16,917,588

Net Realized and Unrealized Gain on Investments	47,845,976

Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$41,984,644

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Statements of Changes in Net Assets

	Fiscal Year Ended November 30, 2013	Fiscal Year Ended November 30, 2012
Operations
Net investment loss	$(5,861,332)	$(5,267,580)
Net realized gain on investments	30,928,388	5,890,457
Net change in unrealized appreciation (depreciation) of investments and options	16,917,588	(8,273,809)

Net increase (decrease) in net assets applicable to common stockholders resulting from operations	41,984,644	(7,650,932)

Dividends and Distributions to Common Stockholders
Net investment income	(26,405,571)	(6,262,693)
Return of capital	(3,600,760)	(23,559,656)

Total dividends and distributions to common stockholders	(30,006,331)	(29,822,349)

Capital Share Transactions
Issuance of 220,792 and 202,558 common shares from reinvestment of distributions to stockholders, respectively	1,620,381	1,747,180

Net increase in net assets applicable to common stockholders from capital share transactions	1,620,381	1,747,180

Total increase (decrease) in net assets applicable to common stockholders	13,598,694	(35,726,101)
Net Assets
Beginning of fiscal year	220,020,922	255,747,023

End of fiscal year	$233,619,616	$220,020,922

Undistributed net investment loss at the end of the fiscal year	$(42,905,202)	$(10,638,299)

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Statement of Cash Flows

Fiscal Year Ended November 30, 2013

Operating Activities
Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$41,984,644
Adjustments to reconcile decrease in the net assets applicable to common stockholders to net cash used by operating activities
Net change in unrealized appreciation of investments	(16,917,588)
Purchases of investments	(907,709,701)
Proceeds from sales of investments	852,287,326
Proceeds from investments sold short	58,348,940
Purchases to cover investments sold short	(44,267,591)
Proceeds from option transactions, net	7,454,646
Return of capital on distributions	24,282,419
Net realized gains on sales of investments	(30,928,388)
Net sales of short-term investments	418,258
Net accretion/amortization of senior notes’ premiums/discounts	23,021
Changes in operating assets and liabilities
Premiums receivable for written options	71,034
Interest receivable	(100,271)
Prepaid and other assets	(40,480)
Payable to Adviser	20,192
Payable to Trustees	(5,005)
Payable for investments purchased	8,555,191
Current tax expense	(597,929)
Accrued interest expense	(1,387)
Accrued expenses and other liabilities	(43,607)

Net cash used by operating activities	(7,166,276)

Financing Activities
Proceeds from borrowing facility	393,350,000
Repayment of borrowing facility	(356,700,000)
Dividends provided to common stockholders	(28,385,950)

Net cash provided by financing activities	8,264,050

Increase in Cash and Cash Equivalents	1,097,774
Cash and Cash Equivalents:
Beginning of fiscal year	20,716,210

End of fiscal year	$21,813,984

Supplemental Disclosure of Cash Flow and Non-cash Information
Interest Paid	$554,276
Taxes Paid	$6,440,180
Additional paid-in capital from Dividend Reinvestment	$1,620,381

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Financial Highlights

	Fiscal Year Ended November 30, 2013	Fiscal Year Ended November 30, 2012	Fiscal Year Ended November 30, 2011	Fiscal Year Ended November 30, 2010	Fiscal Year Ended November 30, 2009
Per Common Share Data(1)
Net Asset Value, beginning of period	$6.62	$7.74	$8.03	$5.74	$3.98
Public offering price	—	—	—	—	—
Offering costs on issuance of common shares	—	—	—	(0.05)	(0.01)
Income from Investment Operations:
Net investment income (loss)	(0.96)	(0.34)	0.68	1.07	1.09
Net realized and unrealized gain (loss) on investments	2.22	0.12	(0.29)	2.17	1.69

Total increase (decrease) from investment operations	1.26	(0.22)	0.39	3.24	2.78

Less Distributions to Common Stockholders:
Net investment income	(0.79)	(0.19)	(0.01)	—	—
Return of capital	(0.11)	(0.71)	(0.67)	(0.90)	(1.01)

Total distributions to common stockholders	(0.90)	(0.90)	(0.68)	(0.90)	(1.01)

Net Asset Value, end of period	$6.98	$6.62	$7.74	$8.03	$5.74

Per common share fair value, end of period	$8.09	$7.68	$9.43	$9.42	$7.37

Total Investment Return Based on Fair Value(2)	18.86%	(9.75)%	7.48%	42.26%	(16.89)%

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Financial Highlights — (Continued)

	Fiscal Year Ended November 30, 2013	Fiscal Year Ended November 30, 2012	Fiscal Year Ended November 30, 2011	Fiscal Year Ended November 30, 2010	Fiscal Year Ended November 30, 2009
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$233,620	$220,021	$255,747	$208,002	$64,511
Ratio of expenses (including current and deferred income tax benefit/expense) to average net assets after waiver(3)(4)(5)	4.64%	4.30%	3.39%	3.05%	3.74%
Ratio of net investment income (loss) to average net assets before waiver(3)(6)	(0.05)%	(1.91)%	0.10%	1.66%	0.22%
Ratio of net investment income (loss) to average net assets after waiver(3)(6)	(0.05)%	(1.91)%	0.10%	1.69%	0.80%
Ratio of net investment income (loss) to average net assets after current and deferred income tax benefit/expense, before waiver(3)	(2.50)%	(2.18)%	0.10%	1.66%	0.22%
Ratio of net investment income (loss) to average net assets after current and deferred income tax benefit/expense, after waiver (3)	(2.50)%	(2.18)%	0.10%	1.69%	0.80%
Portfolio turnover rate	297.81%	230.13%	240.55%	300.70%	526.39%

(1)	Information presented relates to a share of common stock outstanding for the entire period.

(2)	The calculation also assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(3)

For the fiscal year ended November 30, 2013, the Fund accrued $5,743,456 in net current tax expense. For the fiscal year ended November 30, 2012, the Fund accrued $648,495 in net current tax expense. For the fiscal year ended November 30, 2011, the Fund accrued $0 in net current and deferred tax expense. For the fiscal year ended November 30, 2010, the Fund accrued $0 in net current and deferred tax expense. For the fiscal year ended November 30, 2009, the Fund accrued $0 in net current and deferred tax expense.

(4)

The ratio of expenses (including current and deferred income tax benefit/expense) to average net assets before waiver was 4.64%, 4.30%, 3.39%, 3.08%, and 4.32% for the fiscal years ended November 30, 2013, 2012, 2011, 2010, and 2009, respectively.

(5)

The ratio of expenses (excluding current and deferred income tax expense) to average net assets before waiver was 2.18%, 4.03%, 3.39%, 3.08%, and 4.32% for the fiscal years ended November 30, 2013, 2012, 2011, 2010, and 2009, respectively. The ratio of expenses (excluding current and deferred income tax expense) to average net assets after waiver was 2.18%, 4.03%, 3.39%, 3.05%, and 3.74% for the fiscal years ended November 30, 2013, 2012, 2011, 2010, and 2009, respectively.

(6)	This ratio excludes current and deferred income tax benefit/expense on net investment income.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Notes to Financial Statements

November 30, 2013

1.    Organization

The Cushing® MLP Total Return Fund (the “Fund”) was formed as a Delaware statutory trust on May 23, 2007, and is a non-diversified, closed-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is managed by Cushing® MLP Asset Management, LP (the “Adviser”). The Fund’s investment objective is to seek to produce current income and capital appreciation. The Fund commenced operations on August 27, 2007. The Fund’s shares are listed on the New York Stock Exchange under the symbol “SRV.”

2.    Significant Accounting Policies

A.  Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B.  Investment Valuation

The Fund uses the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Fund’s Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

(i)  The fair value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, the Adviser utilizes, when available, pricing quotations from principal market makers. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on market prices received from third-party services or broker-dealer sources.

(ii)  Listed options on debt securities are valued at the average of the bid price and the ask price. Unlisted options on debt or equity securities are valued based upon their composite bid prices if held long, or their composite ask prices if held short. Futures are valued at the last sale price on the commodities exchange on which they trade.

(iii)  The Fund’s non-marketable investments will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount, if any, is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the fair value of the short positions.

Subsequent fluctuations in market prices of securities sold short may require purchasing the securities at prices which may differ from the fair value reflected on the Statement of Assets and Liabilities. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized under the termination of a short sale. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Fund is liable for any dividends paid on securities sold short and such amounts are reflected as dividend expense in the Statement of Operations. The Fund’s obligation to replace the borrowed security is secured by collateral deposited with the broker-dealer. The Fund also is required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the fair value of the securities sold short. The fair value of securities sold short was $14,104,630 at November 30, 2013.

C.  Security Transactions, Investment Income and Expenses

Security transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLPs. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

The Fund estimates the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For the fiscal year ended November 30, 2013, the Fund has estimated approximately 5% of the distributions to be from investment income with the remaining balance to be return of capital.

Expenses are recorded on an accrual basis.

D.  Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the fiscal year ended November 30, 2013, the Fund’s distributions were expected to be comprised of 12% return of capital and 88% ordinary income. The tax character of distributions paid for the fiscal year ended November 30, 2013 will be determined in early 2014.

E.  Federal Income Taxation

The Fund, taxed as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35%. The Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in MLPs, the Fund reports its allocable share of each MLP’s taxable income in computing its own taxable income.

The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

The Fund recognizes in the financial statements the impact of a tax position, if that position is more-likely-than-not to be sustained on examination by the taxing authorities, based on the technical merits of the position. Tax benefits resulting from such a position are measured as the amount that has a greater than fifty percent likelihood on a cumulative basis to be sustained on examination.

F.  Cash and Cash Equivalents

The Fund considers all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

G.  Cash Flow Information

The Fund makes distributions from investments, which include the amount received as cash distributions from MLPs, common stock dividends and interest payments. These activities are reported in the Statement of Changes in Net Assets, and additional information on cash receipts and payments is presented in the Statement of Cash Flows.

H.  Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under such indemnification arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur.

I.  Derivative Financial Instruments

The Fund provides disclosure regarding derivatives and hedging activity to allow investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position.

The Fund occasionally purchases and sells (“writes”) put and call equity options as a source of potential protection against a broad market decline. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Options are settled for cash.

Purchased Options — Premiums paid by the Fund for purchased options are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the fair value of the option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. If the option is allowed to expire, the Fund will lose the entire premium paid and record a realized loss for the premium amount. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain/loss or cost basis of the security.

Written Options — Premiums received by the Fund for written options are included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the fair value of the written option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. Premiums received from written options that expire are treated as realized gains. The Fund records a realized gain or loss on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Transactions in purchased options during the fiscal year ended November 30, 2013, are as follows:

	Contracts	Premiums
Outstanding at December 1, 2012	—	$—
Options purchased	39,200	4,607,028
Options covered	—	—
Options expired	(28,200)	(3,467,059)
Options exercised	(11,000)	(1,139,969)

Outstanding at November 30, 2013	—	$—

The average monthly fair value of purchased options during the fiscal year ended November 30, 2013 was $240,146.

Transactions in written options contracts for the fiscal year ended November 30, 2013, are as follows:

	Contracts	Premiums
Outstanding at December 1, 2012	3,300	$71,034
Options written	4,800	178,081
Options covered	—	—
Options expired	(5,675)	(161,074)
Options exercised	(2,425)	(88,041)

Outstanding at November 30, 2013	—	$—

The average monthly fair value of written options during the fiscal year ended November 30, 2013 was $12,104.

The effect of derivative instruments on the Statement of Operations for the fiscal year ended November 30, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under ASC 815	Purchased Options	Written Options	Total
Equity Contracts	$(2,841,462)	$161,074	$(2,680,388)

Amount of Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under ASC 815	Purchased Options	Written Options	Total
Equity Contracts	$—	$40,966	$40,966

J.  Recent Accounting Pronouncement

In December 2011, the FASB issued Accounting Standards Update (“ASU”) 2011-11 “Balance Sheet (Topic 210) Disclosures about Offsetting Assets and Liabilities”. ASU 2011-11 requires new disclosures for recognized financial instruments and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45 or ASC 815-10-45 or are subject to an enforceable master netting arrangement or similar arrangement. ASU 2011-11 is effective for periods beginning on or after January 1, 2013 and must be applied retrospectively.

In January 2013, the Financial Accounting Standards Board issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”) which amended Accounting Standards Codification Subtopic 210-20, Balance Sheet Offsetting. ASU 2013-01 clarified the scope of ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). ASU 2013-01 clarifies the scope of ASU 2011-11 as applying to derivatives accounted for in accordance with Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with other requirements of U.S. GAAP or subject to an enforceable master netting arrangement or similar agreement. The guidance in ASU 2013-01 and ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Fund’s net assets. Management has evaluated ASU 2013-01 and ASU 2011-11 and determined that there is no impact to the Fund’s financial statements.

3.    Concentrations of Risk

The Fund’s investment objective is to seek to produce current income and capitalization. The Fund will seek to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in MLP investments; up to 50% of its Managed Assets in securities of MLPs and other natural resource companies that are not publicly traded, or that are otherwise restricted securities; up to 20% of its Managed Assets in securities of companies that are not MLPs, including other natural resource companies, and U.S. and non-U.S. issuers that may not constitute other natural resource companies; and up to 20% of its Managed Assets in debt securities of MLPs, other natural resource companies and other issuers.

“Managed Assets” means the total assets of the Fund, minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of shares of preferred stock or other similar preference securities and/or (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objective and policies.

4.    Agreements and Related Party Transactions

The Fund has entered into an Investment Management Agreement with the Adviser (the “Agreement”). Under the terms of the Agreement, the Fund will pay the Advisor a fee, payable at the end of each calendar month, at an annual rate equal to 1.25% of the average weekly value of the Fund’s managed assets during such month for the services and facilities provided by the Adviser to the Fund. The Adviser earned $3,862,641 in advisory fees for the fiscal year ended November 30, 2013.

The Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Fund’s administrator. The Fund pays the administrator a monthly fee computed at an annual rate of 0.08% of the first $100,000,000 of the Fund’s managed assets, 0.05% on the next $200,000,000 of managed assets and 0.04% on the balance of the Fund’s managed assets, with a minimum annual fee of $40,000.

Computershare Trust Fund, N.A. serves as the Fund’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund’s custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s average daily market value, with a minimum annual fee of $4,800.

5.    Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Fund’s deferred tax assets and liabilities as of November 30, 2013, are as follows:

Deferred tax assets:
Net operating loss carryforward	$472,798
Capital loss carryforward	22,611,518

Total deferred tax assets before valuation allowance	23,084,316
Less: Valuation Allowance	(11,061,903)

Total deferred tax assets	12,022,413
Less Deferred tax liabilities:
Unrealized appreciation on investment securities	12,022,413

Net deferred tax asset	$—

The capital loss carryforwards are available to offset future taxable income. The Fund has the following capital loss amounts:

Fiscal Year Ended Capital Loss	Amount	Expiration
November 30, 2009	$50,363,641	November 30, 2014
November 30, 2010	5,173,355	November 30, 2015
November 30, 2012	8,179,856	November 30, 2017

Total Fiscal Year Ended Capital Loss	$63,716,852

For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. Capital losses may be carried forward for 5 years and, accordingly, would begin to expire as of November 30, 2014.

Total income tax benefit (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains (losses) on investments before taxes for the period ended November 30, 2013, as follows:

Income tax expense at the Federal statutory rate of 35%	$16,704,835
State income tax expense, net of federal benefit	232,674
Income tax benefit on permanent items	(142,597)
Return to provision	945,841
Valuation allowance changes affecting the provision for income taxes	(11,997,297)

Total Tax Expense	$5,743,456

The decrease in the valuation allowance of $11,997,297 was due to a decrease in the gross deferred tax asset of $2,146,442 and an increase in the deferred tax liability for gross unrealized appreciation of $9,850,855 during the period ended November 30, 2013.

At November 30, 2013, the cost basis of investments was $259,762,189 and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$158,114,592
Gross unrealized depreciation	(124,236,710)

Net unrealized appreciation	$33,877,882

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. All tax years beginning after November 30, 2008 remain subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably expected that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

6.    Fair Value Measurements

Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three levels listed below.

		Fair Value Measurements at Reporting Date Using
Description	Fair Value at November 30, 2013	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Equity Securities
Common Stock	$20,545,914	$20,545,914	$—	$—
Master Limited Partnerships and Related Companies(a)	270,078,208	265,419,208	4,659,000	—
Royalty Trusts	2,161,500	2,161,500	—	—
Preferred Stock(a)	6,923,724	—	6,923,724	—

Total Equity Securities	299,709,346	288,126,622	11,582,724	—

Notes
Senior Notes	7,901,250	—	7,901,250	—

Total Notes	7,901,250	—	7,901,250	—

Other Short-Term Investments	134,105	134,105	—	—

Total Other	134,105	134,105	—	—

Total Assets	$307,744,701	$288,260,727	$19,483,974	$—

Liabilities Securities sold short	$14,104,630	$14,104,630	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments. The Fund did not hold Level 3 investments at any time during the fiscal year ended November 30, 2013.

Transfers into and out of each level are measured at fair value at the end of the fiscal year. There were no transfers between any levels during the fiscal year ended November 30, 2013.

7.    Investment Transactions

For the fiscal year ended November 30, 2013, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $907,709,701 and $852,287,326 (excluding short-term securities), respectively and made purchases to cover investments sold short and received proceeds from investments sold short in the amount of $44,267,591 and $58,348,940, respectively. The Fund purchased (at cost) and sold covered options (proceeds) in the amount of $4,607,028 and $11,883,593, respectively. The Fund sold written options (proceeds) in the amount of $178,081.

8.    Common Stock

The Fund has unlimited shares of capital stock authorized and 33,478,292 shares outstanding at November 30, 2013. Transactions in common stock for the fiscal years ended November 30, 2012 and November 30, 2013 were as follows:

Shares at November 30, 2011	33,054,942
Shares issued through reinvestment of distributions	202,558

Shares at November 30, 2012	33,257,500
Shares issued through reinvestment of distributions	220,792

Shares at November 30, 2013	33,478,292

9.    Borrowing Facilities

The Fund maintains a margin account arrangement with Credit Suisse. The interest rate charged on margin borrowing is tied to the cost of funds for Credit Suisse (which approximates LIBOR plus

0.30%). Proceeds from the margin account arrangement are used to execute the Fund’s investment objective.

The average principal balance and interest rate for the period during which the credit facilities were utilized during the fiscal year ended November 30, 2013 was approximately $80,036,000 and 0.71%, respectively. At November 30, 2013, the principal balance outstanding was $72,950,000 and accrued interest expense was $314.

10.    Subsequent Events

On December 20, 2013, the Fund issued 38,857 shares through its dividend reinvestment plan. After these share issuances, the Fund’s total common shares outstanding were 33,517,149.

The Cushing® MLP Total Return Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The Cushing MLP Total Return Fund:

We have audited the accompanying statement of assets and liabilities of The Cushing MLP Total Return Fund (the Fund), including the schedule of investments, as of November 30, 2013, the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented for each of the prior years ended November 30, 2010 were audited by other auditors whose report dated January 27, 2011, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Cushing MLP Total Return Fund at November 30, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

January 29, 2014

The Cushing® MLP Total Return Fund

Trustees and Executive Officers (Unaudited)

November 30, 2013

Set forth below is information with respect to each of the Trustees and executive officers of the Trust, including their principal occupations during the past five years. The business address of the Fund, its Trustees and executive officers is 8117 Preston Road, Suite 440, Dallas, Texas 75225.

Board of Trustees

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Brian R. Bruce (1955)	Trustee and Chairman of the Audit Committee	Trustee since 2007	Chief Executive Officer, Hillcrest Asset Management, LLC (2008 to present) (registered investment adviser). Previously, Director of Southern Methodist University’s Encap Investment and LCM Group Alternative Asset Management Center (2006 to 2011). Chief Investment Officer of Panagora Asset Management, Inc. (1999 to 2007) (investment management company).	7	CM Advisers Family of Funds (2 series) (2003 to present) and Dreman Contrarian Funds (2 series) (2007 to present).

Edward N. McMillan (1947)	Trustee and Lead Independent Trustee	Trustee since 2007	Retired. Private Investor with over 35 years of experience in asset management, investment banking and general business matters.	7	None

Ronald P. Trout (1939)	Trustee and Chairman of the Nominating and Corporate Governance Committee	Trustee since 2007	Retired. Previously, founding partner and Senior Vice President of Hourglass Capital Management, Inc. (1989 to 2002) (investment management company).	7	Dorchestor Minerals, L.P. (2008 to present) (acquisition, ownership and administration of natural gas and crude oil royalty, net profits and leasehold interests in the U.S.)
Interested Trustees
Jerry V. Swank (1951)(3)	Trustee, Chairman of the Board, Chief Executive Officer and President	Trustee since 2007	Managing Partner of the Adviser and founder of Swank Capital, LLC (2000 to present).	7	E-T Energy Ltd. (2008 to present). (developing, operating, producing and selling recoverable bitumen); Central Energy Partners, LP (storage and transportation of refined petroleum products and petrochemicals).

(1)

After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves. Messrs. McMillan and Swank are expected to stand for re-election in 2015, Mr. Trout in 2013, and Mr. Bruce in 2014.

(2)

The “Fund Complex” includes each series of the Trust and each other registered investment company for which the Adviser serves as investment adviser. As of November 30, 2013, there were seven funds in the Fund Complex.

(3)	Mr. Swank is an “interested person” of the Fund, as defined under the 1940 Act, by virtue of his position as Managing Partner of the Adviser.

Executive Officers

The following provides information regarding the executive officers of the Fund who are not Trustees. Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupations During Past Five Years
Daniel L. Spears (1972)	Executive Vice President	Officer since 2010	Partner and portfolio manager of the Adviser (2006 – present); Previously, Investment banker at Banc of America Securities, LLC (1998 to 2006).

John H. Alban (1963)	Chief Financial Officer and Treasurer	Officer since 2010	Chief Operating Officer (“COO”) and Chief Financial Officer (“CFO”) of the Adviser (2010 – present); Previously, CAO of NGP Energy Capital Management (2007 – 2009); COO of Spinnerhawk Capital Management, L.P. (2005 – 2007).

Barry Y. Greenberg (1963)	Chief Compliance Officer and Secretary	Officer since 2010	General Counsel and Chief Compliance Officer (“CCO”) of the Adviser; Partner at Akin Gump Strauss Hauer & Feld LLP (2005 – 2010); Vice President, Legal, Compliance & Administration at American Beacon Advisors (1995 – 2005); Attorney and Branch Chief at the U.S. Securities and Exchange Commission (1988 – 1995).

Judd B. Cryer (1973)	Vice President	Officer since 2012	Managing Director and Senior Research Analyst of the Adviser (2005 – present). Previously, a consulting engineer at Utility Engineering Corp. (1999 – 2003) and a project manager with Koch John Zink Company (1996 – 1998).

The Cushing® MLP Total Return Fund

Additional Information (Unaudited)

November 30, 2013

Investment Policies and Parameters

Previously, the Fund had stated an intention to generally invest in 20-30 issuers. The Board of Trustees has approved eliminating that policy. While the Fund initially expects to invest in a greater number of issuers, the Fund may in the future invest in fewer issuers. The Fund is a non-diversified, closed-end management investment company under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund’s shares.

The Commodity Futures Trading Commission (“CFTC”) amended Rule 4.5, which permits investment advisers to registered investment companies to claim an exclusion from the definition of commodity pool operator with respect to a fund provided certain requirements are met. In order to permit the Investment Adviser to continue to claim this exclusion with respect to the Fund under the amended rule, the Fund limits its transactions in futures, options of futures and swaps (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions. The Fund and the Adviser do not believe that complying with the amended rule will limit the Fund’s ability to use futures, options and swaps to the extent that it has used them in the past.

Trustee and Executive Officer Compensation

The Fund does not currently compensate any of its trustees who are interested persons nor any of its officers. For the fiscal year ended November 30, 2013, the aggregate compensation paid by the Fund to the independent trustees was $75,057. The Fund did not pay any special compensation to any of its trustees or officers. The Fund continuously monitors standard industry practices and this policy is subject to change.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 are available to stockholders without charge, upon request by calling the Fund toll-free at (800)236-4424 and on the Fund’s website at www.cushingcef.com. Information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 are also available to stockholders without charge on the SEC’s website at www.sec.gov.

Form N-Q

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q and statement of additional information are available without charge by visiting the SEC’s website at www.sec.gov. In addition, you may review and copy the Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Portfolio Turnover

The portfolio turnover rate for the fiscal year ended November 30, 2013 was 297.78%. Portfolio turnover may vary greatly from period to period. The Fund does not consider portfolio turnover rate a limiting factor in the Adviser’s execution of investment decisions, and the Fund may utilize investment and trading strategies that may involve high portfolio turnover. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Certifications

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Dividend Reinvestment Plan

How the Plan Works

Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent, all dividends declared for your common shares of the Fund will be automatically reinvested by Computershare Trust Company, N.A. and/or Computershare Inc. (together, the “Plan Agent”), agent for stockholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. The Plan Agent will open an account for each common stockholder under the Plan in the same name in which such common stockholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (for purposes of this section, together, a “dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly-issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

If, on the payment date for any dividend, the market price per common share plus per share fees (which include any brokerage commissions the Plan Agent is required to pay) is greater than the net asset value per common share, the Plan Agent will invest the dividend amount in newly-issued common shares, including fractions, on behalf of the participants. The number of newly-issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date. If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus per share fees, the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

Participation in the Plan

If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written or telephonic instructions to the Plan Agent, as dividend paying agent, or by contacting the Plan Agent via their website at the address set out below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

Plan Fees

There will be no per share fees with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee (currently $0.03) incurred in connection with open-market purchases. There is no direct transaction fee to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a transaction fee payable by the participants. Participants who request a sale of shares through the Plan Agent are subject to a $15.00 sales transaction fee and pay a per share fee of $0.12 per share sold. All per share fees include any brokerage commissions the Plan Agent is required to pay.

Tax Implications

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional common shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes.

Contact Information

For more information about the plan you may contact the Plan Agent in writing at PO Box 43078, Providence, RI 02940-3078, by calling the Plan Agent at 1-800-662-7232 or at the Plan Agent’s website, www.computershare.com/investor.

Privacy Policy

In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Fund’s other stockholders or the Fund’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Fund’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Other Information For Stockholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase its common shares of beneficial interest in the open market.

This report is sent to stockholders of The Cushing® MLP Total Return Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered, which means that the Statement of Additional Information has not been updated after completion of the Fund’s initial public offering and the information contained in such Statement of Additional Information may have become outdated.

The Fund makes available performance and certain other on its website at www.cushingcef.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Fund. This reference to Fund’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate the Fund’s website in this report.

The Cushing® MLP Total Return Fund

TRUSTEES

Brian R. Bruce

Ronald P. Trout

Edward N. McMillan

Jerry V. Swank

EXECUTIVE OFFICERS

Jerry V. Swank

Chief Executive Officer

Daniel L. Spears

President

John H. Alban

Chief Financial Officer and Treasurer

Barry Y. Greenberg

Chief Compliance Officer and Secretary

Judd B. Cryer

Vice President

INVESTMENT ADVISER

Cushing® MLP Asset Management, LP

8117 Preston Road, Suite 440

Dallas, TX 75225

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

CUSTODIAN

U.S. Bank, N.A.

1555 N. River Center Drive, Suite 302

Milwaukee, WI 53212

TRANSFER AGENT

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842-3170

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, NY 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

2323 Victory Avenue, Suite 2000

Dallas, TX 75219

NOT FDIC INSURED   |   NOT BANK GUARANTEED   |   MAY LOSE VALUE

THE CUSHING® MLP TOTAL RETURN FUND

Investment Adviser Cushing® MLP Asset Management, LP 8117 Preston Road Suite 440 Dallas, TX 75225 (214) 692-6334 (888) 777-2346 www.cushingcef.com www.swankcapital.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has made amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of Trustees has determined that there is at least one audit committee financial expert serving on its Audit Committee. Mr. Brian Bruce is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2013	FYE 11/30/2012
Audit Fees	73,344	71,750
Audit-Related Fees	None	None
Tax Fees	17,850	21,000
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2013	FYE 11/30/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

2

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2013	FYE 11/30/2012
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, and is comprised of Messrs. Brian R. Bruce, Edward N. McMillan and Ron P. Trout.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Cushing MLP Asset Management, LP (the “Investment Adviser”) serves as the investment adviser and general partner, respectively, of certain investment vehicles (the “Affiliate Funds” and, together with the registrant, each a “Client” and collectively, the “Clients”). Through these relationships the Investment Adviser is delegated the right to vote, on behalf of the Clients, proxies received from companies, the securities of which are owned by the Clients.

Purpose

The Investment Adviser follows this proxy voting policy (the “Policy”) to ensure that proxies the Investment Adviser votes on behalf of each Client are voted to further the best interest of that Client. The Policy establishes a mechanism to address any conflicts of interests between the Investment Adviser and the Client. Further, the Policy establishes how Clients may obtain information on how the proxies have been voted.

3

Determination of Vote

The Investment Adviser determines how to vote after studying the proxy materials and any other materials that may be necessary or beneficial to voting. The Investment Adviser votes in a manner that the Investment Adviser believes reasonably furthers the best interests of the Client and is consistent with the investment philosophy as set out in the relevant investment management documents.

The major proxy-related issues generally fall within five categories: corporate governance, takeover defenses, compensation plans, capital structure, and social responsibility. The Investment Adviser will cast votes for these matters on a case-by-case basis. The Investment Adviser will generally vote in favor of matters which follow an agreeable corporate strategic direction, support an ownership structure that enhances shareholder value without diluting management’s accountability to shareholders and/or present compensation plans that are commensurate with enhanced manager performance and market practices.

Resolution of any Conflicts of Interest

If a proxy vote creates a material conflict between the interests of the Investment Adviser and a Client, the Investment Adviser will resolve the conflict before voting the proxies. The Investment Adviser will either disclose the conflict to the Client and obtain a consent or take other steps designed to ensure that a decision to vote the proxy was based on the Investment Adviser’s determination of the Client’s best interest and was not the product of the conflict.

Records

The Investment Adviser maintains records of (i) all proxy statements and materials the Investment Adviser receives on behalf of Clients; (ii) all proxy votes that are made on behalf of the Clients; (iii) all documents that were material to a proxy vote; (iv) all written requests from Clients regarding voting history; and (v) all responses (written and oral) to Clients’ requests. Such records are available to the Clients (and owners of a Client that is an investment vehicle) upon request.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Jerry V. Swank, Daniel L. Spears and Paul N. Euseppi (the “portfolio managers”) are primarily responsible for the day-to-day management of the registrant’s portfolio.

(a)(1) The following table provides biographical information about the registrant’s portfolio manager as of the date of this filing:

Name	Positions(s) Held With Registrant and Length of Time Served	Principal Occupation During Past Five Years
Jerry V. Swank	Trustee, Chairman of the Board, Chief Executive Officer and President since 2007.	Managing Partner of the Investment Adviser since 2003.

Daniel L. Spears	Executive Vice President since 2010	Partner and portfolio manager of the Investment Adviser since 2006.

Paul N. Euseppi	None	Senior Vice President and Senior Research Analyst of the Investment Adviser since 2008.

4

(a)(2) The following table provides information about the other accounts managed on a day-to-day basis by the portfolio managers as of November 30, 2013:

Name of Portfolio Manager	Number of Accounts	Total Assets of Accounts	Number of Accounts Subject to a Performance Fee	Total Assets of Accounts Subject to a Performance Fee
Jerry V. Swank
Registered investment companies	7	$1,968,065,567	0	$0
Other pooled investment vehicles	9	$509,737,314	8	$475,634,370
Other accounts	6	$628,326,654	1	$28,446,046

Daniel L. Spears
Registered investment companies	4	$1,747,964,878	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Judd B. Cryer
Registered investment companies	1	$234,678,805	0	$0
Other pooled investment vehicles	3	$122,804,155	3	$122,804,155
Other accounts	5	$28,446,046	0	$28,446,046

5

(iv) Conflicts of Interest with the Investment Adviser

Conflicts of interest may arise because the Investment Adviser and its affiliates generally will be carrying on substantial investment activities for other Clients, including, but not limited to, the Affiliated Funds, in which The Cushing MLP Total Return Fund (the “Fund”) will have no interest. The Investment Adviser or its affiliates may have financial incentives to favor certain of such accounts over the Fund. Any of the proprietary accounts of the Investment Adviser and its affiliates and other customer accounts may compete with the Fund for specific trades. The Investment Adviser or its affiliates may buy or sell securities for the Fund which differ from securities bought or sold for other accounts and customers, even though the investment objectives and policies of the other accounts may be similar to the Fund’s. Situations may occur where the Fund could be disadvantaged as a result of the investment activities conducted by the Investment Adviser and its affiliates for other accounts resulting in, among other things, legal or internal restrictions on the combined size of positions that may be taken for the Fund and the other accounts, limits on the size of the Fund’s position, or difficulty in liquidating an investment for the Fund and the other accounts where the market cannot absorb the sale of the combined position. Notwithstanding these potential conflicts of interest, the Investment Adviser, the Fund’s Board of Trustees and its officers have a fiduciary obligation to act in the Fund’s best interest.

The Fund’s investment opportunities may be limited by potential affiliations of the Investment Adviser or its affiliates with MLPs and other natural resource companies. Additionally, to the extent that the Investment Adviser sources and structures private investments in MLPs and other natural resource companies, certain employees of the Investment Adviser may become aware of actions planned by MLPs and other natural resource companies, such as acquisitions, that may not be announced to the public. It is possible that the Fund could be precluded from investing in an MLP or other natural resource company as a result of such an occurrence.

The Investment Adviser manages several private managed accounts. Some of these Affiliated Funds have investment objectives that are similar to or overlap with the Fund’s investment objectives. Further, the Investment Adviser may at some time in the future manage other investment funds with the same or similar investment objective as the Fund.

Investment decisions for the Fund are made independently from those of other Clients; however, from time to time, the same investment decision may be made for more than one fund or account.

When two or more Clients advised by the Investment Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the Clients on a good faith equitable basis by the Investment Adviser in its discretion in accordance with the Clients’ various investment objectives and procedures adopted by the Investment Adviser and approved by the Fund’s Board of Trustees. In some cases, this system may adversely affect the price or size of the position obtained by the Fund.

The Fund’s investment opportunities may be limited by the availability of investment opportunities in the MLPs and other natural resource companies that the Investment Adviser evaluates for the Affiliated Funds. To the extent a potential investment is appropriate for the Fund and one or more of the Affiliated Funds, the Investment Adviser will fairly allocate that investment to the Fund or an Affiliated Fund, or both, depending on its allocation procedures and applicable law related to combined or joint transactions. Under such circumstances, there may be an attractive limited investment opportunity otherwise suitable for the Fund in which the Fund cannot invest because of the particular allocation method being used for that investment.

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Under the Investment Company Act of 1940 (the “1940 Act”), the Fund and its Affiliated Funds may be precluded from co-investing in private placements of securities. Except as permitted by law or positions of the staff of the Securities and Exchange Commission, the Investment Adviser will not co-invest its other Clients’ assets in private transactions in which the Fund invests. To the extent the Fund is precluded from co-investing in such transactions, the Investment Adviser will allocate private investment opportunities among its Clients, including but not limited to the Fund and the Affiliated Funds, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each Client has available for investment and the Client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to the Fund.

(a)(3) As of November 30, 2013:

Compensation

Messrs. Swank, Spears and Euseppi are compensated by the Investment Adviser. Messrs. Swank and Spears are principals of the Investment Adviser and are compensated through partnership distributions that are based primarily on the profits and losses of the Investment Adviser. The partnership distributions are affected by the amount of assets the Investment Adviser manages and the appreciation of those assets, particularly over the long-term, but are not determined with specific reference to any particular performance benchmark or time period. Some of the other accounts managed by Messrs. Swank, Spears and Euseppi, including the Affiliated Funds, have investment strategies that are similar to the Fund’s investment strategy. However, the Investment Adviser manages potential material conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures.

(a)(4) As of November 30, 2013:

Securities Beneficially Owned in the Registrant by Portfolio Managers

The following table provides information about the dollar range of equity securities in the registrant beneficially owned by the portfolio manager:

Portfolio Manager	Aggregate Dollar Range of Beneficial Ownership in the Registrant
Jerry V. Swank	$500,001-1,000,000	(1)
Daniel L. Spears	$50,001-100,000
Paul N. Euseppi	None

(1)	Includes securities owned by the Investment Adviser. By virtue of his control of the Investment Adviser, Mr. Swank may be deemed to beneficially own the securities held by the Investment Adviser.

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Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 06/01/2013-06/30/2013	0	0	0	0
Month #2 07/01/2013-07/31/2013	0	0	0	0
Month #3 08/01/2013-08/31/2013	0	0	0	0
Month #4 09/01/2013-09/30/2013	0	0	0	0
Month #5 10/01/2013-10/31/2013	0	0	0	0
Month #6 11/01/2013-11/30/2013	0	0	0	0

Total	0	0	0	0

*	Footnote the date each plan or program was announced, the dollar amount (or share or unit amount) approved, the expiration date (if any) of each plan or program, each plan or program that expired during the covered period, each plan or program registrant plans to terminate or let expire.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer & Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

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Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. None.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Cushing MLP Total Return Fund

By	(Signature and Title)	/s/ Daniel L. Spears
Daniel L. Spears, President

Date	February 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Daniel L. Spears
Daniel L. Spears, President

Date	February 7, 2014

By	(Signature and Title)	/s/ John H. Alban
John H. Alban, Treasurer & Chief Financial Officer

Date	February 7, 2014

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